Changes in Business and Other Matters	12 Months Ended
Dec. 31, 2011
Changes in Business and Other Matters

2. Changes in Business and Other Matters

Acquisitions

In January 2011, SunCoke Energy acquired Harold Keene Coal Co., Inc. (“HKCC”), based in Honaker, VA, for $52 million. The purchase price included a net cash payment of $38 million and contingent consideration totaling $14 million primarily related to the estimated fair value of contingent royalty payments to the seller if certain minimum production levels are met for a period of up to 20 years. The assets acquired, which are adjacent to SunCoke Energy’s existing mining operations, include two active underground mines and one active surface and highwall mine currently producing between 250 and 300 thousand tons of coal annually.

In May 2011, Sunoco Logistics Partners L.P. (the “Partnership”) obtained a controlling financial interest in Inland Corporation (“Inland”) through a series of transactions involving Sunoco and a third party. Sunoco exercised its rights to acquire additional ownership interests in Inland for $56 million, net of cash received, and the Partnership purchased additional ownership interests from a third party for $30 million. The Partnership’s total ownership interest in Inland increased to 84 percent after it purchased all of Sunoco’s interests. As a result of these transactions, Inland became a consolidated subsidiary of Sunoco and, in connection therewith, Sunoco recognized a $9 million gain ($6 million after tax) from the remeasurement of its pre-acquisition equity interests in Inland to fair value upon consolidation. This gain is reported separately in the consolidated statements of operations.

In August 2011, the Partnership acquired a crude oil purchasing and marketing business from Texon L.P. (“Texon”) for $222 million including $17 million attributable to the fair value of crude oil inventory. The purchase consists of a lease crude business and gathering assets in 16 states, primarily in the western United States. The current crude oil volume of the business is approximately 75 thousand barrels per day at the wellhead.

Also in August 2011, the Partnership acquired a refined products terminal located in East Boston, MA (“East Boston Terminal”) from affiliates of ConocoPhillips for $73 million including $17 million attributable to the fair value of inventory. The terminal is the sole service provider of Logan International Airport under a long-term contract.

In July 2010, the Partnership acquired a butane blending business from Texon for $152 million including inventory. The acquisition includes patented technology for blending butane into gasoline, contracts with customers currently utilizing the patented technology, butane inventories and other related assets. The Partnership also increased its ownership interest in a pipeline joint venture for $6 million in July 2010. This interest continues to be accounted for as an equity method investment.

The Partnership also exercised its rights to acquire additional ownership interests in Mid-Valley Pipeline Company (“Mid-Valley”) and West Texas Gulf Pipe Line Company (“WTG”) for a total of $85 million during the third quarter of 2010, increasing its ownership interests in Mid-Valley and WTG to 91 and 60 percent, respectively. Since the Partnership obtained a controlling financial interest in both Mid-Valley and WTG, the joint ventures were both reflected as consolidated subsidiaries of Sunoco from the dates of their respective acquisitions. In connection with these acquisitions, Sunoco recognized a $128 million pretax gain ($37 million after tax attributable to Sunoco shareholders) from the remeasurement of the pre-acquisition equity interests in Mid-Valley and WTG to fair value upon consolidation. The fair value of such interests was determined based on the amounts paid by the Partnership in connection with the exercise of its acquisition rights. This gain is reported separately in the consolidated statements of operations.

In December 2010, Sunoco acquired 25 retail locations consisting of assets located in the Buffalo, Syracuse, Albany, and Rochester markets of central and northern New York for $25 million including inventory.

The following tables summarize the effects of Sunoco’s acquisitions during 2011 and 2010 on the consolidated financial position (including the consolidation of Inland, Mid-Valley and WTG and the recognition of the related gains from the remeasurement of the pre-acquisition equity interests) (in millions of dollars):

2011	HKCC	Pipeline Equity Interests	Texon		East Boston Terminal	Total
Increase in:
Current assets	$8	$3	$24		$17	$52
Properties, plants and equipment	64	178	7		63	312
Deferred charges and other assets	8 *	—	197	**	—	205
Current liabilities	(4)	(5)	(6)		—	(15)
Deferred income taxes	(23)	(60)	—		—	(83)
Other deferred credits and liabilities	(1)	(1)	—		(7)	(9)
Sunoco, Inc. shareholders’ equity	—	(6)	—		—	(6)
Noncontrolling interests	—	(20)	—		—	(20)
Decrease in:
Investments and long-term receivables	—	(3)	—		—	(3)

	52	86	222		73	433
Contingent consideration	(14)	—	—		—	(14)

Cash paid for acquisitions, net of cash received	$38	$86	$222		$73	$419

*	Includes $6 million allocated to goodwill.
**	Includes $183 million attributable to customer contracts and the associated shipping rights which are being amortized over 10 years and $14 million allocated to goodwill.

2010	Texon	Pipeline Equity Interests	Retail Marketing Sites	Total
Increase in:
Current assets	$14	$8	$1	$23
Properties, plants and equipment	1	471	24	496
Deferred charges and other assets*	137	—	—	137
Deferred income taxes	—	(186)	—	(186)
Sunoco, Inc. shareholders’ equity	—	(37)	—	(37)
Noncontrolling interests	—	(149)	—	(149)
Decrease in:
Current liabilities	—	10	—	10
Investments and long-term receivables	—	(26)	—	(26)

Cash paid for acquisitions, net of cash received	$152	$91	$25	$268

*Consists	of $90 million allocated to patents and customer contracts and $47 million allocated to goodwill.

In the third quarter of 2009, the Partnership acquired Excel Pipeline LLC, the owner of a crude oil pipeline which services Gary Williams’ Wynnewood, OK refinery and a refined products terminal in Romulus, MI for a total of $50 million. The allocation of the purchase price of these acquisitions was $29 million to properties, plants and equipment and $21 million to a supply contract included in deferred charges and other assets in the consolidated balance sheets.

No pro forma information has been presented since the impacts of acquisitions during the 2009-2011 period were not material in relation to Sunoco’s consolidated financial position or results of operations.

Divestments

Discontinued Operations

Cokemaking Operations—On July 26, 2011, an initial public offering of 13.34 million shares of SunCoke Energy common stock was completed, reducing Sunoco’s ownership to 81 percent. On January 17, 2012, the Company completed the separation of SunCoke Energy from Sunoco by distributing its remaining shares of SunCoke Energy common stock to Sunoco shareholders by means of a spin-off. For additional information concerning these transactions, see Note 16.

The following table sets forth the components of Sunoco’s net investment in SunCoke Energy at December 31, 2011 (in millions of dollars):

Current assets	$412
Properties, plants and equipment, net	1,487
Deferred charges and other assets	82

Total assets	1,981
Current liabilities	(281)
Long-term debt	(723)
Retirement benefit liabilities	(50)
Deferred income taxes	(325)
Other deferred credits and liabilities	(66)

Total liabilities	(1,445)
Noncontrolling interest	(150)

Net investment	$386

Chemicals Operations—In July 2011, Sunoco completed the sale of its phenol and acetone chemicals manufacturing facility in Philadelphia, PA (“Frankford Facility”) and related inventory to an affiliate of Honeywell International Inc. (“Honeywell”). In connection with this agreement, Sunoco recorded a $118 million provision ($70 million after tax) to write down Frankford Facility assets to their estimated fair values during the second quarter of 2011. Sunoco received total cash proceeds of $88 million in the third quarter of 2011 and recognized a $7 million gain ($4 million after tax) on the divestment. Sunoco is party to a cumene supply agreement with the Frankford Facility which may be terminated, upon six months prior notice, effective on or after June 30, 2012. Based on the Company’s decision to exit its refining business (see below), Sunoco notified Honeywell in December 2011 that it will terminate this agreement effective June 30, 2012.

In October 2011, Sunoco completed the sale of its phenol manufacturing facility in Haverhill, OH (“Haverhill Facility”) and related inventory to an affiliate of Goradia Capital LLC. Sunoco received total cash proceeds of $93 million and recognized a $6 million gain ($4 million after tax) on the divestment in the fourth quarter of 2011. Sunoco recorded a $169 million provision ($101 million after tax) to write down Haverhill Facility assets to their estimated fair values during the second quarter of 2011.

In March 2010, Sunoco completed the sale of the common stock of its polypropylene chemicals business to Braskem S.A. (“Braskem”). The assets sold as part of this transaction included the polypropylene manufacturing facilities in LaPorte, TX, Neal, WV, and Marcus Hook, PA, a propylene supply agreement and related inventory. Sunoco recognized a net loss of $169 million ($44 million after tax) in the first quarter of 2010 on the divestment. Cash proceeds from this divestment of $348 million were received in the second quarter of 2010. In 2011, Sunoco recognized a $4 million additional tax provision related to the sale.

Tulsa Refining Operations—In June 2009, Sunoco completed the sale of its Tulsa refinery to Holly Corporation. The transaction also included the sale of inventory attributable to the refinery which was valued at market prices at closing. Sunoco received a total of $157 million in cash proceeds from this divestment, comprised of $64 million from the sale of the refinery and $93 million from the sale of the related inventory. In the third quarter of 2011, Sunoco recorded an $18 million gain ($11 million after tax) attributable to a partial settlement of a retained low sulfur diesel credit liability related to the discontinued Tulsa refining operations.

The following table summarizes income (loss) from discontinued operations attributable to Sunoco, Inc. shareholders recognized during 2011, 2010 and 2009 (in millions of dollars):

	2011*	2010	2009
Income (loss) before income tax expense (benefit)	$(193)	$75	$289
Income tax expense (benefit)	(87)	(54)	42

Income (loss) from discontinued operations	(106)	129	247
Less: Income from discontinued operations attributable to noncontrolling interests	—	8	22

Income (loss) from discontinued operations attributable to Sunoco, Inc. shareholders	$(106)	$121	$225

*	Includes an $18 million gain ($11 million after tax) attributable to a partial settlement of a retained low sulfur diesel credit liability related to the discontinued Tulsa refining operations.

Income (loss) from discontinued operations includes net gains (losses) on divestment consisting of the following components (in millions of dollars):

	2011		2010		2009
	Pretax	After tax	Pretax	After tax	Pretax	After tax
Provision attributable to discontinued phenol operations	$(287)	$(171)	$—	$—	$—	$—
Gain on sale of discontinued phenol operations	13	8	—	—	—	—
Loss on sale of discontinued polypropylene operations	—	(4)	(169)	(44)	—	—
Gain on sale of Tulsa refinery*	—	—	—	—	70	41

	$(274)	$(167)	$(169)	$(44)	$70	$41

*In	2008, Sunoco recognized a $160 million provision ($95 million after tax) attributable to the discontinued Tulsa refining operations.

Sales and other operating revenue (including consumer excise taxes) from discontinued operations totaled $2,612, $2,710 and $3,355 million for 2011, 2010 and 2009, respectively.

Other Divestments

Toledo Refinery—In March 2011, Sunoco completed the sale of its Toledo refinery and related crude and refined product inventories to a wholly owned subsidiary of PBF Holding Company LLC. The Company received $1,037 million in net proceeds consisting of $546 million in cash at closing, a $200 million two-year note receivable of which $18 million was repaid during the third quarter of 2011 with the remainder repaid in February 2012, and a $285 million note receivable and $6 million in cash related to working capital adjustments subsequent to closing which were both paid in May 2011. In addition, the purchase agreement also includes a participation payment of up to $125 million based on the future profitability of the refinery. Sunoco has not recorded any amount related to the contingent consideration in accordance with its accounting policy election on such amounts. The Company expects to receive a significant portion of the $125 million participation payment in 2012 based on the Toledo refinery’s 2011 estimated operating results. In connection with this transaction, the Company recognized a $2 million net pretax gain ($4 million loss after tax) during 2011 which is included in other income, net, in the consolidated statements of operations. This loss includes a pretax gain of $535 million attributable to the sale of crude and refined product inventories. The results of operations for the Toledo refinery have not been classified as discontinued operations due to Sunoco’s expected continuing involvement with the Toledo refinery through a three-year agreement for the purchase of gasoline and distillate to supply Sunoco retail sites in this area.

The following table sets forth the components of the Toledo refinery and related assets that were classified as held for sale at December 31, 2010 (in millions of dollars):

Inventories:
Crude oil	$92
Petroleum and chemical products	14
Materials, supplies and other	12

Total inventories	118
Properties, plants and equipment, net	895
Deferred charges and other assets	16

$1,029

Retail Portfolio Management Program—During the 2009-2011 period, Sunoco generated $178 million of divestment proceeds related to the sale of 229 retail sites under a Retail Portfolio Management (“RPM”) program to selectively reduce the Company’s invested capital in Company-owned or leased retail sites. Most of the sites were converted to contract dealers or distributors thereby retaining most of the gasoline sales volume attributable to the divested sites within the Sunoco branded business. During 2011, 2010 and 2009, net gains of $9, $17 and $24 million, respectively, were recognized as gains on divestments in other income, net, in the consolidated statements of operations in connection with the RPM program.

Retail Heating Oil and Propane Distribution Business—In 2009, Sunoco sold its retail heating oil and propane distribution business for $83 million in cash. In connection with this transaction, Sunoco recognized a $44 million net gain ($26 million after tax), which includes an $8 million accrual for environmental indemnification and other exit costs. This gain is recognized as a gain on divestment in other income, net, in the consolidated statements of operations.

Other Matters

Asset Write-Downs and Other Matters—The following table summarizes information regarding the provision for asset write-downs and other matters recognized during 2011, 2010 and 2009 (in millions of dollars):

	2011		2010		2009
	Pretax	After Tax	Pretax	After Tax	Pretax	After Tax
Philadelphia and Marcus Hook refineries*	$2,611	$1,549	$—	$—	$—	$—
Eagle Point refinery	5	3	57	34	476	284
Business improvement initiatives	13	8	68	40	169	100
MTBE coverage settlement	—	—	(16)	(9)	—	—
Other	—	—	—	—	42	23

	$2,629	$1,560	$109	$65	$687	$407

*Includes	$22 million pretax attributable to noncontrolling interests.

In September 2011, Sunoco announced its decision to exit its refining business and initiated a formal process to sell its remaining refineries located in Philadelphia and Marcus Hook, PA (together, the “Northeast Refineries”). Sunoco indefinitely idled the main processing units at its Marcus Hook refinery in December 2011 due to deteriorating refining market conditions. As the Company has received no proposals to purchase Marcus Hook as a refinery, Sunoco is pursuing options with third parties for alternate uses of the Marcus Hook facility. Sunoco continues to operate its Philadelphia refinery while it seeks a buyer for that facility. Sunoco has seen some degree of interest in the Philadelphia refinery and therefore continues to pursue a sale of this facility as an operating refinery. However, if a suitable sales transaction cannot be implemented, the Company intends to permanently idle the main processing units at both facilities no later than July 2012. In connection with these decisions, Sunoco recorded a $2,363 million noncash provision ($1,405 million after tax) primarily to write down long-lived assets at the Northeast Refineries to their estimated fair values and recorded provisions for severance, contract terminations and idling expenses of $248 million ($144 million after tax) in the second half of 2011. These accruals include an estimated loss to terminate a ten-year polymer-grade propylene supply contract with Braskem in connection with the sale of Sunoco’s discontinued polypropylene chemicals business in March 2010. After these write-downs, the refining assets are recorded at $105 million. The estimated fair values were determined based upon discounted projected cash flows, comparable sales transactions and offers by potential purchasers as adjusted to reflect the probability of completing a sales transaction. The estimate also reflects potential alternative uses of the facilities, where appropriate. Since these fair values were estimated primarily based upon unobservable inputs, they were determined to be level 3 fair value measurements within the fair value hierarchy under current accounting guidance. If such units are permanently idled, additional provisions of up to $300 million, primarily related to shutdown expenses and severance and pension costs, could be incurred. Upon a sale or permanent idling of the main processing units, Sunoco expects to record a pretax gain related to the liquidation of all of its crude oil and a significant portion of its refined product inventories at the Northeast Refineries totaling approximately $2 billion based on current market prices. The actual amount of this gain will depend upon the market value of crude and refined products and the volumes on hand at the time of liquidation.

In 2009, the Company permanently shut down all process units at the Eagle Point refinery. In connection with this decision, Sunoco recorded a $476 million provision ($284 million after tax) to write down the affected assets to their estimated fair values and to establish accruals for employee terminations, pension and postretirement curtailment losses and other related costs. The estimated fair value of the Eagle Point assets was largely based upon an independent appraiser’s use of observable current replacement costs of similar new equipment adjusted to reflect the age, condition, maintenance history and estimated remaining useful life. Since the fair value reflected both observable and unobservable inputs, it was determined to be a level 3 fair value measurement within the fair value hierarchy under current accounting guidance. The Company recorded additional provisions of $57 and $5 million ($34 and $3 million after tax) in 2010 and 2011, respectively, primarily for additional asset write-downs and contract losses in connection with excess barge capacity resulting from the shutdown of the Eagle Point refining operations. Sunoco also recognized LIFO inventory gains of $92 and $168 million ($55 and $100 million after tax) during 2009 and 2010, respectively, from the liquidation of refined product inventories in connection with the shutdown of the Eagle Point refinery (Note 6).

In 2009, management implemented a business improvement initiative to reduce costs and improve business processes. The initiative included all business and operations support functions, as well as operations at certain facilities. In connection with this initiative, the Company recorded a $169 million provision ($100 million after tax) in 2009 for employee terminations, pension and postretirement settlement and curtailment losses and other related costs. Sunoco recorded additional provisions of $68 and $13 million ($40 and $8 million after tax) in 2010 and 2011, respectively, primarily for pension settlement losses and employee terminations and related costs.

In 2010, the Company recognized a $16 million gain ($9 million after tax) on an insurance settlement related to MTBE coverage (Note 13).

During 2009, Sunoco also recorded a $35 million provision to write down to estimated fair value certain other assets primarily in the Refining and Supply business, established $16 million of accruals for costs associated with MTBE litigation and recognized a $9 million net curtailment gain related to a freeze of pension benefits for most participants in the Company’s defined benefit pension plans and a phase down or elimination of postretirement medical benefits (Note 9).

The following table summarizes the changes in the accrual for employee terminations and other exit costs during 2011, 2010 and 2009 (in millions of dollars):

	2011	2010	2009
Balance at beginning of period	$79	$68	$12
Additional accruals	249	61	114
Payments charged against the accruals	(34)	(50)	(58)

Balance at end of period	$294	$79	$68